Exhibit 10.18

CKE RESTAURANTS, INC.

AMENDMENT NO. 4
TO
EMPLOYMENT AGREEMENT

This Amendment No. 4 (the “Amendment”) to Employment Agreement is made effective as of December 16, 2008, by and between CKE Restaurants, Inc. (the “Company”) and Andrew F. Puzder (the “Employee”).

RECITALS:

A.           The Company and the Employee entered into an Employment Agreement, dated as of January 2004, and amended on February 1, 2005, December 6, 2005 and October 12, 2006 (collectively, the “Agreement”).

B.           The Company and the Employee now desire to further amend the Agreement as set forth below.

AGREEMENT

1. Employment and Duties.  Section 1 is hereby amended to change and replace the Employee’s stated position from “President and Chief Executive Officer” to “Chief Executive Officer,” which amendment shall be effective on January 27, 2009.

2. Term.  Section 2 is hereby amended to read in its entirety as follows:

“2.           Term.  The term of this Agreement shall commence on the Effective Date and, prior to July 11, 2012, shall terminate three (3) years following the date on which notice of non-renewal or termination of this Agreement is given by either party to the other and, on and subsequent to July 11, 2012, shall terminate on July 11, 2015, subject in all cases to prior termination as set forth in Section 7 below (the “Term”).  Thus, prior to July 11, 2012, the Term shall be renewed automatically on a daily basis so that the outstanding Term is always three (3) years following the date on which notice of non-renewal or termination is given by either party to the other and, on July 11, 2012, the Term shall convert into a remaining three (3) year term ending on July 11, 2015.  The Term may be extended at any time upon mutual written agreement of the parties.”

3. Other Compensation and Fringe Benefits.  The definition of “Actual Income” as set forth in Section 4(e) is hereby amended to add the following phrase at the end thereof:

“provided, further, that any accounting credits or charges associated with any interest rate swap derivatives shall be excluded from Actual Income;”

4. Other Compensation and Fringe Benefits.  Clause (g) is hereby added to Section 4, which clause reads in its entirety as follows:

“(g)           Section 409A Limitation.  Any amounts payable under Sections 4(b), 4(c) or 6 shall be paid no later than December 31 of the year following the year in which the expenses are incurred.”

5. Termination.  Section 7(b)(ii) is hereby amended to add the following text immediately following the phrase which reads “...subject to the Employee executing and delivering to the Company a release of the Company and its affiliates from all known and unknown claims at the date of such termination based upon or arising out of this Agreement or the termination, in form reasonably acceptable to the Employee”:

“(provided that such release shall be executed and delivered on or prior to the fifty-fifth (55th) day following the date of the Employee’s termination and shall be in the form of an effective release agreement for which any applicable revocation period has expired)”

6. Termination.  Section 7(b)(ii)(B) is hereby amended as follows:

(1) To reduce the multiplier stated therein from “200%” to “100%”; and

(2) To add the following phrase at the end thereof:

“if, at the time the Company terminates Employee’s employment under this Section 7(b), the Company is not a reporting company under the Exchange Act (as defined below), or the Employee is not a “specified employee” for purposes of Section 409A(a)(2)(B)(i) of the Internal Revenue Code of 1986, as amended (the “Code”); however, if at the time the Company terminates Employee’s employment under this Section 7(b), the Company is a reporting company under the Exchange Act and the Employee is a “specified employee” for purposes of Section 409A(a)(2)(B)(i) of the Code, then Employee shall be entitled to such sum in a single lump sum on the first business day that occurs at the end of the period commencing on the date of termination and ending six months after the last day of the calendar month in which the date of termination occurs (e.g., if the Company terminates Employee’s employment on March 15, 2009, the Company will pay the amount specified herein on the first business day immediately following September 30, 2009).”

7. Termination.  Section 7(b)(v) is hereby amended as follows:

(1) To add the following text immediately following the phrase which reads “...if the Company is a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)”:

“and the Employee is a “specified employee” for purposes of Section 409A(2)(B)(i) of the Code”;

(2) To change and replace the timing for the grant of Restricted Shares as provided therein from “the date of such termination” to:

“the first business day that occurs at the end of the period commencing on the date of termination and ending six months after the last day of the calendar month in which the date of termination occurs”; and

(3) To change and replace the provision regarding vesting in the final phrase therein from “concurrently with such termination” to “on such date of grant.”

8. Termination.  Section 7(b)(vi) is hereby amended to add the following text immediately following the phrase which reads “...if the Company is not a reporting company under the Exchange Act”:

“or the Employee is not a “specified employee” for purposes of Section 409A(a)(2)(B)(i) of the Code”

9. Termination.  There is hereby added as a new final paragraph to Section 7(b), the following:

“Notwithstanding anything in Section 7(b) to the contrary, no amount shall be payable pursuant to this Section 7(b) unless Employee has incurred a Separation from Service (within the meaning of Section 409A(a)(2)(A)(i) of the Code, and Treasury Regulation Section 1.409A-1(h) (“Separation from Service”) by reason of a termination of the Employee’s employment by the Company under this Section 7(b).”

10. Termination for Good Reason.  Section 8(b)(ii)(B) is hereby amended as follows:

(1) To reduce the multiplier stated therein from “200%” to “100%”, and

(2) To add the following text immediately following the phrase which reads “...the Company is a reporting company under the Exchange Act”:

“and the Employee is a “specified employee” for purposes of Section 409A(2)(B)(i) of the Code”; and

(3) To add the following text immediately following the phrase which reads “...if the Company is not a reporting company under the Exchange Act”:

“or the Employee is not a “specified employee” for purposes of Section 409A(a)(2)(B)(i) of the Code”

11. Termination for Good Reason.  Section 8(b)(v) is hereby amended as follows:

(1) To add the following text immediately following the phrase which reads “...if the Company is a reporting company under the Exchange Act”:

“and the Employee is a “specified employee” for purposes of Section 409A(2)(B)(i) of the Code”;

(2) To change and replace the timing for the grant of Restricted Shares as provided therein from “the date of such termination” to:

“the first business day that occurs at the end of the period commencing on the date of termination and ending six months after the last day of the calendar month in which the date of termination occurs”; and

(3) To change and replace the provision regarding vesting in the final phrase therein from “concurrently with such termination” to “on such date of grant.”

12. Termination for Good Reason.  Section 8(b)(vi) is hereby amended to add the following text immediately following the phrase which reads “...if the Company is not a reporting company under the Exchange Act”:

“or the Employee is not a “specified employee” for purposes of Section 409A(a)(2)(B)(i) of the Code”

13. Termination for Good Reason.  There is hereby added as a new final paragraph to Section 8(b), the following:

“Notwithstanding anything in Section 8(b) to the contrary, no amount shall be payable pursuant to this Section 8(b) unless Employee has incurred a Separation from Service by reason of a termination of the Employee’s employment by the Employee for Good Reason.”

14. Termination For Good Reason.  Section 8(d) is hereby amended to add the following phrase at the end of the final sentence thereof:

“; provided, however, in no event shall such “excise tax gross up payment” be paid to Employee later than the end of the Employee’s taxable year following the taxable year in which the Employee remits payment of the excise tax (as provided in Treasury Regulation Section 1.409A-3(i)(1)(v)).”

15. Gross Up Provision.  Clause (a) of Appendix A is hereby amended to add the following sentence at the end thereof:

“Notwithstanding anything in this Appendix A to the contrary, in no event shall such Gross-Up Payment be paid to Employee later than the end of the Employee’s taxable year following the taxable year in which the Employee remits payment of the Excise Tax (as provided in Treasury Regulation Section 1.409A-3(i)(1)(v)).”

16. Gross Up Provision.  Clause (c)(i)(D) of Appendix A is hereby amended to add the following sentence at the end thereof:

“Any amounts payable to Employee by the Company under this subsection shall be paid no later than December 31 of the calendar year following the calendar year in which the taxes that are the subject of the proceeding are remitted to the taxing authority, or where as a result of such proceeding no taxes are remitted, then December 31 of the calendar year following the calendar year in which the proceeding is completed or there is a final and nonappealable settlement or other resolution of the proceeding.”

17. Definitions.  Terms used but not defined in this Amendment shall have the respective meanings assigned to them in the Agreement.

18. Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which shall constitute one Amendment.

19. Terms and Conditions of Agreement.  Except as specifically amended by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment is executed by the undersigned as of the date first above written.

/s/ Andrew F. Puzder
Andrew F. Puzder

CKE Restaurants, Inc.

By:
/s/ Peter Churm
     Peter Churm,
Director and Chairman of the Compensation
Committee of the Board of Directors